UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2016 (September 1, 2016)

DELTA TUCKER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-173746	27-2525959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Old Meadow Road

McLean, Virginia 22102

(Address of Principal Executive Offices)

(571) 722-0210

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 1, 2016, DynCorp International Inc. (“we” or the “Company”), a wholly owned subsidiary of Delta Tucker Holdings, Inc., was notified that the U.S. Department of State (the “DoS”) had awarded the re-compete of the Bureau of International Narcotics and Law Enforcement Affairs Office of Aviation (“INL Air Wing”) contract to another company.

We believe that we are the best choice for the program and intend to pursue every available option to ensure that the Company continues to support this government program. For approximately 23 years, the Company has successfully supported this mission and has been committed to serving the DoS. We are proud of our record in this program and of our people who have performed safely and superbly in some of the most challenging environments in the world.

The federal procurement process is complex and our next step is to review the debriefing of the DoS’s evaluation so that we can evaluate and make an informed decision about what actions we may take next with respect to the decision. In the meantime, our performance continues on the current INL Air Wing program, where we remain under contract with the DoS on the terms previously disclosed in our recent quarterly and annual reports filed with the Securities and Exchange Commission.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K, may contain forward-looking statements regarding future events and our future results that are subject to the safe harbors created by the Private Securities Litigation Reform Act of 1995 under the Securities Act and the Securities Exchange Act of 1934. Without limiting the foregoing, the words “believes,” “thinks,” “anticipates,” “plans,” “expects” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties. Statements regarding the amount of our backlog, estimated total contract values, and 2016 outlook are other examples of forward-looking statements. We caution that these statements are further qualified by important economic, competitive, governmental, international and technological factors that could cause our business, strategy, projections or actual results or events to differ materially, or otherwise, from those in the forward-looking statements. These factors, risks and uncertainties include, among others, the following: our substantial level of indebtedness, our ability to refinance or amend the terms of that indebtedness, and changes in availability of capital and cost of capital; the ability to refinance, amend or generate sufficient cash to repay our indebtedness, including any future indebtedness, which may force us to take other actions to satisfy our obligations under our indebtedness, which may not be successful; the future impact of mergers, acquisitions, divestitures, joint ventures or teaming agreements; the outcome of any material litigation, government investigation, audit or other regulatory matters; restatement of our financial statements causing credit ratings to be downgraded or covenant violations under our debt agreements; policy and/or spending changes implemented by the Obama Administration, any subsequent administration or Congress, including any further changes to the sequestration that the United States Department of Defense is currently operating under; termination or modification of key U.S. government or commercial contracts, including subcontracts; changes in the demand for services that we provide or work awarded under our contracts, including without limitation, the INL Air Wing, Contract Field Teams and Logistics Civil Augmentation Program contracts; the outcome of future extensions on awarded contracts, including but not limited to the Justification and Approval from the DoS detailing their intent to extend the INL Air Wing contract for a period of 12 months, the outcome of recompetes on existing programs, including but not limited to War Reserve Materiel program and the ultimate outcome of the recompete process on the INL Air Wing program; changes in the demand for services provided by our joint venture partners; changes due to the pursuit of new commercial business in the U.S. and abroad; activities of competitors and the outcome of bid protests; changes in significant operating expenses; impact of lower than expected win rates for new business; general political, economic, regulatory and business conditions in the U.S. or in other countries in which we operate; acts of war or terrorist activities, including cyber security threats; variations in performance of financial markets; the inherent difficulties of estimating future contract revenue and changes in anticipated revenue from indefinite delivery, indefinite quantity contracts and indefinite quantity contracts; the timing or magnitude of any award, performance or incentive fee granted under our government contracts; changes in expected percentages of future revenue represented by fixed-price and time-and-materials contracts, including increased competition with respect to task orders subject to such contracts; decline in the estimated fair value of a reporting unit resulting in a goodwill impairment and a related non-cash impairment charged against earnings; changes in underlying assumptions, circumstances or estimates that may have a material adverse effect upon the profitability of one or more contracts and our performance; changes in our tax provisions or exposure to additional income tax liabilities that could affect our profitability and cash flows; uncertainty created by management turnover; termination or modification of key subcontractor performance or delivery; the ability to receive timely payments from prime contractors where we act as a subcontractor; and statements covering our business strategy, those described in “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on March 30, 2016, and other risks detailed from time to time in our reports filed with the SEC and other risks detailed from time to time in our reports posted to our website or made available publicly through other means. Accordingly, such forward-looking statements do not purport to be predictions of future events or circumstances and therefore, there can be no assurance that any forward-looking statements contained herein will prove to be accurate. We assume no obligation to update the forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements. The Company’s actual results could differ materially from those contained in the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2016	DELTA TUCKER HOLDINGS, INC.

/s/ William T. Kansky
	Name:	William T. Kansky
	Title:	Senior Vice President and Chief Financial Officer